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                                                              EXHIBIT 22(p)(xvi)

                                 CODE OF ETHICS

                      RODNEY SQUARE MANAGEMENT CORPORATION

                                       AND

                            WILMINGTON TRUST COMPANY

                          EFFECTIVE AS OF: MAY 1, 2004

PREAMBLE

      This Code of Ethics (the "Code") has been adopted by:

      - the Board of Directors of Rodney Square Management Corporation ("RSMC"), insofar as RSMC serves as investment adviser to certain Series and Portfolios of WT Investment Trust I (the "Trust"), WT Mutual Fund (the "Fund"), and the Wilmington Low Volatility Fund of Funds (the "Closed End Fund"); and

      - the designated committee of the Board of Directors of Wilmington Trust Company ("WTC"), insofar as WTC provides certain support services to RSMC in connection with the investment advisory services RSMC provides to the Trust, the Fund and the Closed End Fund.

      The Code has been adopted in accordance with the requirements of Rule 17j-1 (the "Rule") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Rule requires the Trust, the Fund, the Closed End Fund, RSMC (also referred to as the "Investment Adviser") and WTC to adopt written codes of ethics containing provisions reasonably necessary to prevent persons from engaging in acts in violation of the 1940 Act and the Rule, and to use reasonable diligence to prevent violations of the Code. A current list of the individuals who have been determined to be "Access Persons" under this Code, along with current designations and reporting requirements, is set forth on Appendix D.

      Violations of sub-paragraph (b) of the Rule may constitute grounds for the imposition of significant administrative and civil injunctive, as well as criminal, sanctions by the U.S. Securities and Exchange Commission (the "SEC") or the federal courts. In addition, the Investment Adviser may impose internal sanctions for violations of this Code. ALL PERSONS THAT ARE OR THAT ARE ABOUT TO BECOME COVERED BY THIS CODE ARE EXPECTED TO BE FAMILIAR WITH THE PROSCRIPTIONS OF THIS RULE. To that end, a summary of Rule 17j-1(b) is included as Appendix A to this Code.

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      Set forth below is the Code of Ethics adopted by the Investment Adviser in compliance with the Rule. This Code of Ethics is based upon the principle that certain affiliated persons of the Trust, the Fund, the Closed End Fund and the Investment Adviser owe a fiduciary duty to, among others, the shareholders of the Trust and the Fund and investors in the Closed End Fund to conduct their affairs, including their personal securities transactions, in such manner to avoid (i) serving their own personal interests ahead of such shareholders and investors; (ii) taking inappropriate advantage of their position with the Trust, the Fund or the Closed End Fund, as well as the Investment Adviser; and (iii) any actual or potential conflicts of interest or any abuse of their position of trust and responsibility.

1.    DEFINITIONS

      (a)   "Access Person:"

            (i) Includes any Advisory Person or Investment Personnel of RSMC*, and any other employee and/or associated person so designated on Appendix D attached hereto; and

            (ii) With respect to WTC, means any employee of WTC who makes any recommendation, participates in the determination of which recommendation will be made, or whose principal function or duties relate to the determination of which recommendation will be made, or who, in connection with his or her duties, obtains any information concerning recommendations on Covered Securities being made by WTC to RSMC with respect to the Trust, the Fund or the Closed End Fund.

      (b)   "Advisory Person" means:

            (i) any employee of RSMC or WTC (or of any company in a control relationship to RSMC or WTC) who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of Covered Securities by the Trust, the Fund or the Closed End Fund, or whose functions relate to the making of any recommendations with respect to the purchases or sales; and

            (ii) any natural person in a control relationship to RSMC or WTC who obtains information concerning recommendations made to the Trust, the Fund or the Closed End Fund with regard to the purchase or sale of Covered Securities by the Trust, the Fund or the Closed End Fund.

* Certain interested Trustees or officers of the Trust or the Fund who are also affiliated with and/or employed by an investment advisory or broker-dealer affiliate of RSMC, such as Cramer Rosenthal McGlynn, LLC ("CRM"), Roxbury Capital Management, LLC ("Roxbury"), Balentine & Company ("Balentine"), or Wilmington Brokerage Services Company ("WBS"), who might be deemed to be an "Access Person" and otherwise covered by this Code shall be excluded, provided that such person(s) are subject to a Code of Ethics adopted by CRM, Roxbury, Balentine, or WBS, as appropriate.

      (c) A security is "being considered for purchase or sale" or is "being purchased or sold" when an instruction to purchase or sell the security has been made and

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            communicated to the trading desk, which includes a pending "buy" or
            "sell" order with respect to a security for the Trust, the Fund or the Closed End Fund. In addition, as to any person, a security is "being considered for purchase or sale" or is "being purchased or sold" if such person is considering giving an instruction to purchase or sell the security or is aware that any other person is considering giving an instruction to purchase or sell the security for the Trust, the Fund or the Closed End Fund.

      (d) "Beneficial Ownership" for purposes of this Code, shall be interpreted in a manner consistent with the provisions of Section 16 of the of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder which, generally speaking, encompasses those situations where the beneficial owner has the right to enjoy some economic benefit from the ownership of the security regardless of who is the registered owner. This would include:

            (i) securities which a person holds for his or her own benefit either in bearer form, registered in his or her own name or otherwise regardless of whether the securities are owned individually or jointly;

            (ii) securities held in the name of a member of his or her immediate family (spouse, minor child and adults) sharing the same household;

            (iii) securities held by a trustee, executor, administrator, custodian or broker;

            (iv) securities owned by a general partnership of which the person is a member or a limited partnership of which such person is a general partner;

            (v) securities held by a corporation which can be regarded as a personal holding company of a person; and

            (vi) securities recently purchased by a person and awaiting transfer into his or her name.

      (e) "Compliance Designee" means a person designated and appointed by RSMC to perform, or procure the performance of, the various responsibilities assigned to such Compliance Designee by this Code.

      (f) "Compliance Personnel" means certain WTC employees whose responsibilities include the pre-clearance of personal trades and analysis and remediation of trading violations. See Appendix E.

      (g)   "Control" has the same meaning as in Section 2(a)(9) of the 1940
            Act.

      (h) "Covered Security" means any Security defined under Section 2(a)(36) of the 1940 Act (see (n) below), except that the following types of securities are generally exempt from trading restrictions under this
            Code:

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            (i)   direct obligations of the Government of the United States;

            (ii) bankers' acceptances, bank certificates of deposit, commercial paper and high quality short-term debt instruments, including repurchase agreements; and

            (iii) shares issued by open-end investment companies registered under the 1940 Act.

      (i) "Equivalent Security" shall include any option to purchase or sell, and any security convertible into or exchangeable for such Covered Security.

      (j) "Initial Public Offering" means an offering of securities registered under the Securities Act of 1933, the issuer of which, immediately before the registration, was not subject to the reporting requirements of Sections 13 or 15(d) of the Securities Exchange Act of 1934, as amended.

      (k)   "Investment Personnel" means:

            (i) any employee of RSMC or WTC (or of any company in a Control relationship to RSMC or WTC), who, in connection with his or her regular functions or duties, makes or participates in making recommendations regarding the purchase or sale of securities by the Trust, the Fund or the Closed End Fund; and

            (ii) any natural person who Controls RSMC or WTC, who obtains information concerning recommendations made to the Trust, the Fund or the Closed End Fund regarding the purchase or sale of securities by the Trust, the Fund or the Closed End Fund.

      (l) "Limited Offering" means an offering that is exempt from registration under the Securities Act of 1933 pursuant to Section 4(2) or Section 4(6) or pursuant to Rule 504, Rule 505 or Rule 506.

      (m) "Purchase or Sale of a Covered Security" includes, among other things, the writing of an option to purchase or sell a Covered Security.

      (n) "Security" shall have the same meaning set forth under Section 2(a)(36) of the 1940 Act, generally defined as any note, stock, treasury stock, bond, debenture, evidence of indebtedness, certificate of interest or participation in any profit-sharing agreement, collateral-trust certificate, preorganization certificate or subscription, transferable share, investment contract, voting-trust certificate, certificate of deposit for a security, fractional undivided interest in oil, gas, or other mineral rights, any put, call, straddle, option, or privilege on any security (including a certificate of deposit) or on any group or index of securities (including any interest therein or based on the value thereof), or any put, call, straddle, option, or privilege entered into in a national securities exchange relating to foreign currency, or, in general, any interest or instrument commonly known as

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            a "security," or any certificate of interest or participation in, temporary or interim certificate for, receipt for, guarantee of, or warrant or right to subscribe to or purchase, any of the foregoing.

2.    PRIMARY REQUIREMENTS FOR PERSONAL TRADING

      (a)   Pre-Clearance of Personal Securities Transactions in Covered
            Securities.

            (i) Effective _____________, 2004, all Access Persons must obtain proper documentary approval from Compliance Personnel or from an official pre-clearance system installed for the purposes of pre-clearing trades before buying or selling, directly or indirectly, Beneficial Ownership of a Covered Security.

            (ii) Such requests shall only be considered upon completion and approval of a Pre-Clearance Form for each contemplated transaction, in the form attached hereto as Schedule D or in such other form as determined appropriate by the Compliance Personnel.

            (iii) Cleared transactions will be approved for a time certain period to be established by the Compliance Personnel. If transaction is not executed by its expiration date, pre-clearance must be re-executed.

      (b)   Execution of Personal Trades by Wilmington Brokerage Services
            Company.

            (i) Effective June 1, 2004, all Access Persons must execute all Personal Securities Transactions through Wilmington Brokerage Services Company ("WBS").

            (ii) An Access Person may seek a waiver from this requirement by submitting a Brokerage Account Waiver Application to the appropriate Compliance Personnel in the form attached hereto as Schedule E.

      (c) Compliance Personnel may authorize or reject a proposed personal trade, override any system recommendation, or grant or deny a waiver of the WBS trade execution requirement, in their sole discretion.

3.    PROHIBITED TRANSACTIONS

      (a) No Access Person shall engage in any act, practice or course of conduct, which would violate the provisions of Rule 17j-1. Please refer to the applicable trading restrictions on the chart attached hereto as Appendix F.

      (b)   Except as otherwise provided, no Access Person shall:

            (i) in the absence of duly documented pre-clearance approval, purchase or sell, directly or indirectly, any Covered Security (or any Equivalent Security) in which he or she has or by reason of such transaction acquires,

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                  any direct or indirect Beneficial Ownership and which at the time of such purchase or sale:

                  (A) is being considered for purchase or sale by the Trust, the Fund or the Closed End Fund, as the case may be, or

                  (B) is being purchased or sold by the Trust, the Fund or the Closed End Fund;

            (ii) disclose to other persons the securities activities engaged in or contemplated for the various portfolios of the Trust, the Fund or the Closed End Fund;

            (iii) in the absence of duly documented pre-clearance approval, buy or sell a Covered Security within seven (7) calendar days before and after any Series of the Trust, the Fund or the Closed End Fund trades in that security;

            (iv) seek or accept anything of value, either directly or indirectly, from broker-dealers or other persons providing services to the Trust, the Fund or the Closed End Fund because of such person's association with the Trust, the Fund or the Closed End Fund. For the purposes of this provision, the following gifts from broker-dealers or other persons providing services to the Trust, the Fund or the Closed End Fund will not be considered to be in violation of this section:

                  (A)   an occasional meal;

                  (B) an occasional ticket to a sporting event, the theater or comparable entertainment, or

                  (C) a holiday gift of fruit or other foods; provided, however, that such gift is made available to all members of the recipient's department; or

            (v) trade on or communicate material non-public information, or "inside information" of any sort, whether obtained in the course of research activities, through a client relationship or otherwise.

      (c)   Additionally, no Access Person shall:

            (i) acquire directly or indirectly any Beneficial Ownership in any securities in an IPO; and

            (ii) with respect to Limited Offering securities purchased in accordance with pre-clearance procedures and duly authorized by Compliance Personnel,

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                  fail to disclose that investment when involved in the Trust's, the Fund's or the Closed End Fund's subsequent consideration of an investment in the issuer. In such circumstances, the Trust's, the Fund's or the Closed End Fund's decision to purchase securities of the issuer shall be subject to independent review by Compliance Personnel and at least one officer of the Trust, the Fund, the Closed End Fund or the Investment Adviser with no personal interest in the issuer.

                  The person proposing to make the acquisition and any subordinate of such individual shall be excluded from participating in such review.

      (d)   Further, no Access Person shall:

            (i) in the absence of duly documented pre-clearance approval, purchase and sell, or sell and purchase, the same Covered Security (or any Equivalent Security) within sixty (60) calendar days, and shall be required to disgorge any profits realized from such short-term trading; or

            (ii) serve on the board of directors of any publicly traded company without prior authorization of the Chairman or President of the Trust, the Fund or the Closed End Fund, as the case may be. Any such authorization shall be based upon a determination that the board service would be consistent with the interests of the Trust, the Fund or the Closed End Fund and its respective shareholders.

4.    EXEMPTED TRANSACTIONS

      The prohibitions of Sections 3(b), 3(c) and 3(d) of the Code shall not apply to:

      (a) purchases or sales effected in any account over which the Access Person has no direct or indirect influence or control;

      (b)   purchases which are part of an automatic dividend reinvestment plan;

      (c) purchases or sales which are part of a systematic investment plan whereby assets are moved from one type of account to another, provided such accounts, together with the related security transactions, do not include Covered Securities. (Example: monthly transfers from a bank account to a mutual fund);

      (d) purchases or sales of shares of any series of the Trust, the Fund or the Closed End Fund;

      (e) purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of its securities, to the extent such rights were acquired from such issuer, and sales of such rights so acquired; and

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      (f)   purchases or sales of securities of any issuer with a market capitalization of at least $5 billion, provided that (i) the aggregate amount of the trades with such issuer do not exceed a total of $25,000 during the seven-day periods before and after the Trust, the Fund or the Closed End Fund traded in such security and
            (ii) pre-clearance for the trade has been duly authorized by Compliance Personnel.

      Notwithstanding these general exemptions, the SEC has full authority to examine all personal securities transactions to determine any violation of federal securities laws.

5.    COMPLIANCE PROCEDURES

      (a)   INITIAL HOLDINGS REPORTS

            All Access Persons shall disclose to the Compliance Designee within 10 days of becoming an Access Person:

            (i) the title, number of shares and principal amount of each Covered Security in which the Access Person had any direct or indirect Beneficial Ownership when the person became an Access Person;

            (ii) the name of any broker, dealer or bank ("financial institution") with whom the Access Person maintained an account in which any securities were held for the direct or indirect benefit of the Access Person as of the date the person became an Access Person; and

            (iii) the date that the report is submitted by the Access Person.

            The Initial Holdings Report shall be made on the form attached hereto as Schedule A.

      (b)   QUARTERLY SECURITIES TRANSACTIONS REPORTS

            (i) Every Access Person shall report to the Compliance Designee the information described below with respect to transactions in any Covered Security in which such person has, or by reason of such transaction acquires, any direct or indirect Beneficial Ownership in the security; provided, however, that an Access Person shall not be required to make a report with respect to transactions effected for any account over which such person has no direct or indirect influence or control.

            (ii)

            (ii) Reports required under this Section shall be made not later than 10 days after the end of the calendar quarter. EVERY ACCESS PERSON SHALL BE REQUIRED TO SUBMIT A REPORT FOR ALL PERIODS, INCLUDING THOSE PERIODS IN WHICH NO SECURITIES TRANSACTIONS WERE EFFECTED.

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            (iii) For all Access Persons , a report shall be made on the form of
                  Quarterly Securities Transactions Report attached hereto as Schedule C or on any other form containing the following information:

                  With respect to any transaction during the quarter in a Covered Security in which the Access Person had any direct or indirect Beneficial Ownership:

                  (A) the date of the transaction, the title, the interest rate and maturity date (if applicable), the number of shares, and the principal amount of each Covered Security involved;

                  (B) the nature of the transaction (i.e., purchase, sale or any other type of acquisition or disposition);

                  (C) the price at which the transaction in the Covered Security was effected;

                  (D) the name of the financial institution with or through which the transaction was effected;

                  (E) the date that the report is submitted by the Access Person; and

                  (F) whether the transaction was pre-cleared by Compliance Personnel.

                  With respect to any account established by the Access Person in which any securities were held during the quarter for the direct or indirect benefit of the Access Person:

                  (A) the name of the financial institution with whom the Access Person established the account;

                  (B)   the date the account was established; and

                  (C)   the date that the report is submitted by the Access
                        Person.

      (c)   ANNUAL HOLDINGS REPORTS

            All Access Persons shall disclose to the Compliance Designee on an annual basis as of December 31st: :

            (i) the title, number of shares and principal amount of each Covered Security in which the Access Person has any direct or indirect Beneficial Ownership;

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            (ii)  the name of any financial institution with whom the Access
                  Person maintains an account in which any securities are held for the direct or indirect benefit of the Access Person; and

            (iii) the date that the report is submitted by the Access Person.

            The Annual Holdings Report shall be made on the form attached hereto as Schedule B.

      (d)   STATEMENTS AND CONFIRMATIONS FROM FINANCIAL INSTITUTIONS

            Every Access Person shall direct his or her financial institution to supply to the Compliance Designee, on a timely basis, duplicate copies of all periodic statements and confirmations for all securities accounts.

            If copies of periodic statements are not received within 30 days of the end of the reporting period, the Access Person shall provide a written authorization to the Compliance Designee to obtain such statements directly from the Access Person's financial institution.

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      (e)   NOTIFICATION OF REPORTING OBLIGATION

            The Compliance Designee shall notify each identified Access Person that he or she is subject to these reporting requirements and shall deliver a copy of the current Code of Ethics, and any subsequent amendments thereto, to each Access Person.

            Please refer to the Reporting Requirements summarized on the chart attached hereto as Appendix G.

      (f)   CERTIFICATION OF COMPLIANCE WITH CODE OF ETHICS

            Access Persons shall certify annually pursuant to the Annual Holdings Report that:

            (i) they have read and understand the Code of Ethics and recognize that they are subject thereto;

            (ii) they have complied with the requirements of the Code of Ethics;

            (iii) they have reported all personal securities transactions required to be reported pursuant to the requirements of the Code of Ethics; and

            (iv) with respect to accounts that the Access Person has represented that he or she has no direct or indirect influence or control, such Access Person still has no direct or indirect influence or control over such accounts.

      (g)   CONFLICT OF INTEREST

            Every Access Person shall notify the Compliance Designee of any personal conflict of interest relationship that may involve the Trust, the Fund or the Closed End Fund, such as the existence of any economic relationship between their transactions and securities held or to be acquired by any series of the Trust, the Fund or the Closed End Fund.

      (h)   REVIEW OF REPORTS

            The Compliance Designee or a designate shall review all holdings or transactions reports submitted by each Access Person, including periodic statements from financial institutions confirming personal securities transactions, to ensure that no trading has taken place in violation of the Rule or this Code of Ethics. Suspected violations shall be analyzed, documented and communicated to the appropriate Compliance Personnel in the manner set forth in Section
            7. The Compliance Designee shall maintain a current list of the persons responsible for reviewing the transactions and holdings reports, which is provided on Appendix E attached hereto.

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      (i)   BENEFICIAL OWNERSHIP

            As stated previously, Beneficial Ownership shall be interpreted in a manner consistent with the provisions of Section 16 of the of the Securities Exchange Act of 1934, as amended. Any form of report required pursuant to this Section may contain a statement that the report shall not be construed as an admission by the person making such report that he or she has any direct or indirect Beneficial Ownership in any Covered Security to which the report relates.

6.    ANNUAL REPORTING

      The Compliance Designee and the Investment Adviser shall furnish to the Boards of Trustees of the Trust, the Fund and the Closed End Fund (collectively, the "Boards"), and the Boards shall consider, an annual report relating to this Code of Ethics and the Funds' Code of Ethics. Such annual report shall:

      (a) describe any issues arising under this and the Funds' Code of Ethics or procedures during the past year;

      (b) summarize any violations of this or the Funds' Code of Ethics or procedures, including sanctions imposed in response to such violations, during the past year;

      (c) identify any recommended changes in the existing restrictions or procedures based upon the experience of the Investment Adviser under this and the Funds' Code of Ethics, evolving industry practices or developments in applicable laws or regulations; and

      (d) certify that the Investment Adviser has adopted procedures reasonably necessary to prevent Access Persons from violating this and the Funds' Code of Ethics.

7.    REPORTING OF VIOLATIONS

      (a) The Compliance Designee shall initially submit a suspected violation to appropriate Compliance Personnel and the President of the Investment Adviser for a full review. Should it be determined that a violation has occurred, sanctions may be imposed.

      (b) Should the Compliance Personnel find that a transaction otherwise reportable could not reasonably be found to have resulted in a fraud, deceit or manipulative practice in violation of Rule 17j-l(b), it may, in its discretion, record a written memorandum of such finding and the reasons therefore within the files maintained pursuant to this Code of Ethics.

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      (c)   To the extent that a violation of this Code of Ethics constitutes a violation of the Funds' Code of Ethics, the Funds' Regulatory Oversight Committee shall review reports of such violations on a quarterly basis.

8.    SANCTIONS

      Any securities trade found to be executed in violation of this or the Funds' Code of Ethics or the Rule shall be unwound (if possible) or, in the alternative, all profits disgorged (net of commissions but before any tax effect) to the affected series of the Trust, the Fund or the Closed End Fund. In the event the Trust, the Fund or the Closed End Fund are unaffected by the trade, the profits may be donated to a recognized charity that may be selected by the Access Person who was found to be in violation of the Code.

      Upon determination that a violation of this or the Funds' Code of Ethics has occurred, sanctions may be deemed appropriate, including, among other things, a letter of censure or suspension or termination of the employment of the violator.

9.    RETENTION OF RECORDS

      As required under Rule 17j-1, the Investment Adviser shall maintain: this Code of Ethics; a list of all persons required to make reports hereunder from time to time; a copy of each report made by an Access Person hereunder; a list of all persons responsible for reviewing the reports required hereunder; a record of any decision, including the reasons supporting the decision, to approve the acquisition by an Advisory Person or Investment Personnel of securities in a Limited Offering ; each memorandum made by the Compliance Designee hereunder; and a record of any violation hereof, including any action taken as a result of such violation.

10.   AMENDMENTS

      This Code shall be amended from time to time, as changing regulations warrant, as operational procedures are enhanced, or to reflect non-material updates. Should reported transaction activity of Access Persons indicate trends that could pose a potential risk to achieving full compliance with the Rule, additional trading restrictions may be implemented under this Code.

11.   ADOPTION AND APPROVAL

      The Board of Directors of the Investment Adviser shall approve this Code of Ethics with respect to the Trust, the Fund and the Closed End Fund, and the Investment Adviser, including any material changes to this Code.

As Adopted:       May 20, 2004

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                                                                      APPENDIX A

                            SUMMARY OF RULE 17j-1(b)

IT IS UNLAWFUL FOR:

- any affiliated person of, or principal underwriter for, a registered investment company ("Fund"), or

- any affiliated person of an investment adviser of, or of a principal underwriter for, a Fund, in connection with the purchase or sale, directly or indirectly, by the person of a security held or to be acquired (see definition below) . . . by the Fund:

      1.    to employ any device, scheme or artifice to defraud the Fund;

      2. to make any untrue statement of a material fact to the Fund or omit to state a material fact necessary in order to make the statements made to the Fund, in light of the circumstances under which they are made, not misleading;

      3. to engage in any act, practice, or course of business that operates or would operate as a fraud or deceit on the Fund; or

      4.    to engage in any manipulative practice with respect to the Fund.

NOTE:

For purposes of Rule 17j-1, a "security held or to be acquired" by a Fund means:

            (i) any Covered Security within the meaning of the Rule (see the definition of the term "Covered Security" in this Code) which, within the most recent 15 days:

                  -     is or has been held by the Fund; or

                  - is being or has been considered by the Fund or its investment adviser for purchase by the Fund; and

            (ii) any option to purchase or sell, and any security convertible into or exchangeable for, a Covered Security.

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                                                                      APPENDIX B

                         SERIES OF WT INVESTMENT TRUST I
                                AS OF MAY 1, 2004

                              RSMC-ADVISED SERIES:

                           Premier Money Market Series
                            Prime Money Market Series
                             U.S. Government Series
                                Tax-Exempt Series
                            Short-Term Income Series
                         Short/Intermediate Bond Series
                            Broad Market Bond Series
                              Municipal Bond Series
                              Large Cap Core Series
                               WT Balanced Series

                 RSMC-ADVISED SERIES WITH MULTIPLE SUB-ADVISERS:

                       International Multi-Manager Series
                               Real Estate Series
                          Small Cap Quantitative Series
                         Small Cap Multi-Manager Series
                           Mid Cap Quantitative Series
                          Mid Cap Multi-Manager Series
                          Large Cap Quantitative Series
                         Large Cap Multi-Manager Series

                             ROXBURY-ADVISED SERIES:

                             Small Cap Growth Series
                                 Mid Cap Series
                           WT Large Cap Growth Series

                               CRM-ADVISED SERIES:

                             Large Cap Value Series
                              Mid Cap Value Series
                             Large Cap Value Series

                                                                      APPENDIX C

                          PORTFOLIOS OF WT MUTUAL FUND
                               AS OF JUNE 1, 2004

WILMINGTON FEEDER PORTFOLIOS:

Wilmington Premier Money Market Portfolio
Wilmington Prime Money Market Portfolio
Wilmington U.S. Government Portfolio
Wilmington Tax-Exempt Portfolio
Wilmington Short-Term Income Portfolio
Wilmington Short/Intermediate Bond Portfolio
Wilmington Broad Market Bond Portfolio
Wilmington Municipal Bond Portfolio
Wilmington Small Cap Core Portfolio
Wilmington Large Cap Core Portfolio
Wilmington Balanced Portfolio
Wilmington International Multi-Manager Portfolio
Wilmington Real Estate Portfolio
Wilmington Mid Cap Growth Portfolio
Wilmington Small Cap Value Portfolio
Wilmington Mid Cap Value Portfolio
Wilmington Large Cap Value Portfolio

BALENTINE FEEDER PORTFOLIOS:

Balentine Premier Money Market Portfolio
Balentine Real Estate Portfolio

ROXBURY FEEDER FUND:

Roxbury Small Cap Growth Fund
Roxbury Mid Cap Fund
Roxbury Large Cap Growth Fund

CRM FEEDER FUNDS:

CRM Prime Money Market Fund
CRM Tax-Exempt Fund
CRM Broad Market Bond Fund
CRM Municipal Bond Fund
CRM Small Cap Value Fund
CRM Mid Cap Value Fund
CRM Large Cap Value Fund

WILMINGTON STRATEGIC ALLOCATION FUNDS:

Wilmington Small Cap Strategic Allocation Fund
Wilmington Mid Cap Strategic Allocation Fund
Wilmington Large Cap Strategic Allocation Fund

                                                                      APPENDIX D

                                    GROUP I:
                  RSMC, WTC, WBS, AND BALENTINE ACCESS PERSONS
                      QUARTERLY REPORTING FORM - SCHEDULE C
                               AS OF MAY 26, 2004

                                           POSITIONS               POSITIONS WITH         PHONE
                NAME                    WITH EMPLOYER(S)            TRUST & FUND         NUMBERS
      ------------------------  -------------------------------  -------------------  ------------
1     ROBERT J. CHRISTIAN       RSMC:                            INTERESTED TRUSTEE,  302-651-8377
      (Dual Employee)           INTERESTED  DIRECTOR, PRESIDENT  PRESIDENT AND CEO
                                & CHIEF EXECUTIVE OFFICER.
                                WTC:
                                EXECUTIVE VICE PRESIDENT
                                & CHIEF INVESTMENT OFFICER

2     CLAYTON M. ALBRIGHT, III  RSMC/WTC:                        N/A                  302-651-1858
      (Dual Employee)           VICE PRESIDENT

3     E. MATTHEW BROWN          RSMC:                            N/A                  302-651-8479
      (Dual Employee)           INTERESTED DIRECTOR
                                & VICE PRESIDENT.
                                WTC:
                                VICE PRESIDENT

4     ERIC K. CHEUNG            RSMC:                            VICE PRESIDENT       302-651-1769
      (Dual Employee)           INTERESTED DIRECTOR
                                & VICE PRESIDENT.
                                WTC:
                                VICE PRESIDENT

5     DOMINICK J. D'ERAMO       RSMC/WTC:                        N/A                  302-651-8962
      (Dual Employee)           VICE PRESIDENT

6     SCOTT W. EDMONDS          RSMC/WTC:                        N/A                  302-651-8953
      (Dual Employee)           ASST. VICE PRESIDENT

7     JOSEPH M. FAHEY, JR.      RSMC:                            VICE PRESIDENT       302-651-1904
      (Dual Employee)           INTERESTED DIRECTOR,
                                VICE PRESIDENT & SECRETARY.
                                WTC:
                                VICE PRESIDENT

8     LISA MORE                 RSMC/WTC:                        N/A                  302-651-1106
      (Dual Employee)           VICE PRESIDENT

                                                               ADDITIONAL
                NAME                    E:MAIL               DESIGNATION(S)
      ------------------------    -------------------  --------------------------
1     ROBERT J. CHRISTIAN         RCHRISTIAN@          INVESTMENT PERSONNEL
      (Dual Employee)             WILMINGTONTRUST.COM  (PORTFOLIO MANAGER)

2     CLAYTON M. ALBRIGHT, III    CALBRIGHT@           INVESTMENT PERSONNEL
      (Dual Employee)             WILMINGTONTRUST.COM  (PORTFOLIO MANAGER)

3     E. MATTHEW BROWN            EMBROWN@             INVESTMENT PERSONNEL
      (Dual Employee)             WILMINGTONTRUST.COM  (PORTFOLIO MANAGER)

4     ERIC K. CHEUNG              ECHEUNG@             INVESTMENT PERSONNEL
      (Dual Employee)             WILMINGTONTRUST.COM  (PORTFOLIO MANAGER)

5     DOMINICK J. D'ERAMO         DD'ERAMO@            INVESTMENT PERSONNEL
      (Dual Employee)             WILMINGTONTRUST.COM  (PORTFOLIO MANAGER)

6     SCOTT W. EDMONDS            SEDMONDS@            INVESTMENT PERSONNEL
      (Dual Employee)             WILMINGTONTRUST.COM  (PORTFOLIO MANAGER)

7     JOSEPH M. FAHEY, JR.        JFAHEY@              INVESTMENT PERSONNEL
      (Dual Employee)             WILMINGTONTRUST.COM  (PORTFOLIO MANAGER)

8     LISA MORE                   LMORE@               INVESTMENT PERSONNEL
      (Dual Employee)             WILMINGTONTRUST.COM  (PORTFOLIO MANAGER)

9     RAFAEL E. TAMARGO      RSMC/WTC:                           N/A             302-651-8443  RTAMARGO@            INVESTMENT
      (Dual Employee)        VICE PRESIDENT                                                    WILMINGTONTRUST.COM  PERSONNEL
                                                                                                                    (PORTFOLIO
                                                                                                                    MANAGER)

10    JAMES G. BITTER        WTC:                                N/A             302-651-1924  JBITTER@             ADVISORY PERSON
                             VICE PRESIDENT                                                    WILMINGTONTRUST.COM

11    ROBERT H. CHEDDAR      WTC:                                N/A             302-651-8074  RCHEDDAR@            ADVISORY PERSON
                             TRADER                                                            WILMINGTONTRUST.COM

12    SUSAN E. CROSS         WTC:                                N/A             302-651-8614  SCROSS@              ADVISORY PERSON
                             SR. INVESTMENT OFFICER                                            WILMINGTONTRUST.COM

13    DEBORAH R. DICKINSON   WTC:                                N/A             302-651-8411  DDICKINSON@          ADVISORY PERSON
                             ASST. VICE PRESIDENT                                              WILMINGTONTRUST.COM

14    GARY ELLIS             WTC:                                N/A             302-651-      GELLIS@              ADVISORY PERSON
                             VICE PRESIDENT                                                    WILMINGTONTRUST.COM

15    DORSEY D. FARR         BALENTINE:                          N/A             404-760-2148  DFARR@               ADVISORY PERSON
                             VICE PRESIDENT & SR. ECONOMIST                                    BALENTINE.COM

16    JOHN R. GILES          RSMC/WTC:                           VICE PRESIDENT  302-651-8392  JGILES@              ADVISORY PERSON
                             VICE PRESIDENT                      & CFO                         WILMINGTONTRUST.COM

17    ROSEMARY N. HOFFMAN    WTC:                                N/A             302-651-8907  RHOFFMAN@            ADVISORY PERSON
                             VICE PRESIDENT                                                    WILMINGTONTRUST.COM

18    MARGARET D. HOOGS      BALENTINE:                          N/A             404-760-2144  PHOOGS@              ADVISORY PERSON
                             VICE PRESIDENT & SR. INV. ANALYST                                 BALENTINE.COM

19    ANDREW H. HOPKINS      WTC:                                N/A             302-651-8698  AHOPKINS@            ADVISORY PERSON
                             ASST. VICE PRESIDENT                                              WILMINGTONTRUST.COM

20    TIMOTHY J. JOHNSON     WTC:                                N/A             302-651-8477  TJOHNSON@            ADVISORY PERSON
                             SR. INVESTMENT OFFICER                                            WILMINGTONTRUST.COM

21    RICHARD B. KENT        WTC:                                N/A             302-651-8639  RKENT@               ADVISORY PERSON
                             VICE PRESIDENT                                                    WILMINGTONTRUST.COM

22    MAUREEN LAWRENCE       WTC:                                N/A             302-651-8193  MLAWRENCE@           ADVISORY PERSON
                             ASST. VICE PRESIDENT                                              WILMINGTONTRUST.COM

23    ERIC B. MORRISON       WTC:                                                302-651-1679  EMORRISON@           ADVISORY PERSON
                             VICE PRESIDENT                                                    WILMINGTONTRUST.COM

24    THOMAS P. NEALE        WTC:                                N/A             302-651-8478  TNEALE@              ADVISORY PERSON
                             VICE PRESIDENT                                                    WILMINGTONTRUST.COM

25    DARRELL J. NISHI       WTC:                                N/A             302-651-8961  DNISHI@              ADVISORY PERSON
                             ASST. VICE PRESIDENT                                              WILMINGTONTRUST.COM

26    VASAN PARAMESWARAN     WTC:                                N/A             302-651-1147  VPARAMESWARAN@       ADVISORY PERSON
                             INVESTMENT OFFICER                                                WILMINGTONTRUST.COM

27    WILLIAM T. PEASE       WTC:                                N/A             302-651-1792  WPEASE@              ADVISORY PERSON
                             INVESTMENT OFFICER                                                WILMINGTONTRUST.COM

28    GENE PISASALE          WTC:                                N/A             302-651-1682  GPISASALE@           ADVISORY PERSON
                             SR. INVESTMENT OFFICER                                            WILMINGTONTRUST.COM

29    ZIA E. QSIAM           WTC:                                N/A             302-651-8762  ZQSIAM@              ADVISORY PERSON
                             TRADER                                                            WILMINGTONTRUST.COM

30    ROBERT E. REISER, JR.  RSMC:                               N/A             404-760-2204  BREISER@             ADVISORY PERSON
                             VICE PRESIDENT                                                    BALENTINE.COM

31    RANDY H. VOGEL         WTC:                                N/A             302-651-1907  RVOGEL@              ADVISORY PERSON
                             INVESTMENT OFFICER                                                WILMINGTONTRUST.COM

32    WENDY M. WHITE         WTC:                                N/A             302-651-8412  WWHITE@              ADVISORY PERSON
                             VICE PRESIDENT                                                    WILMINGTONTRUST.COM

33    SUZANNE M. WYANT       WTC:                                N/A             302-651-1344  SWYANT@              ADVISORY PERSON
                             TRADER                                                            WILMINGTONTRUST.COM

34    WILLIAM D. ZUBENKO     WTC:                                N/A             302-651-8928  WZUBENKO@            ADVISORY PERSON
                             ASST. VICE PRESIDENT                                              WILMINGTONTRUST.COM

35    LEAH M. ANDERSON       WTC:                                SECRETARY       302-651-8344  LANDERSON@                 N/A
                             ASSISTANT VICE PRESIDENT                                          WILMINGTONTRUST.COM

36    SCOTT  A. ARMIGER      WTC:                                N/A             302-651-8544  SARMIGER@                  N/A
                             VICE PRESIDENT                                                    WILMINGTONTRUST.COM

37    J. CHRISTOPHER BOWEN   WBS:                                N/A             302-651-1090  JBOWEN@                    N/A
                             REGISTERED REPRESENTATIVE                                         WILMINGTONTRUST.COM

38    STEVEN C. BUTZ         WBS:                                N/A             302-651-8025  SBUTZ@                     N/A
                             VICE PRESIDENT & TRADING DESK MGR.                                WILMINGTONTRUST.COM

39    KENNETH R. EDWARDS     WTC:                                N/A             302-651-8620  KEDWARDS@                  N/A
                             VICE PRESIDENT                                                    WILMINGTONTRUST.COM

40    TAYLYN GOLDSBOROUGH    WTC:                                N/A             302-651-8372  TGOLDSBOROUGH@             N/A
                             ADMIN. SUPPORT ASST.                                              WILMINGTONTRUST.COM

41    CAROLYN MACK-KAY       WTC:                                N/A             302-651-8484  CMACK@                     N/A
                             ADMIN. ASST.                                                      WILMINGTONTRUST.COM

42    CHARLOTTA NILSSON      WTC:                                ASSISTANT       302-651-8331  CNILSSON@                  N/A
                             MUTUAL FUND REGULATORY ADMIN.       SECRETARY                     WILMINGTONTRUST.COM

43    DENNIS PETOVELLO       WBS:                                N/A             302-651-1090  DPETOVELLO@                N/A
                             REGISTERED REPRESENTATIVE                                         WILMINGTONTRUST.COM

44    DEBORAH ANN POTTER     WTC:                                N/A             302-651-1248  DPOTTER@                   N/A
                             MUTUAL FUND COMPLIANCE OFFICER                                    WILMINGTONTRUST.COM

45    VINCENT F. RIGHTS      WTC:                                N/A             302-651-1812  VRIGHTS@                   N/A
                             ANALYST                                                           WILMINGTONTRUST.COM

46    SHERRIE ROBINSON       WTC:                                N/A             302-651-8053  SROBINSON@                 N/A
                             SR. INVESTMENT OFFICER                                            WILMINGTONTRUST.COM

47    VIRGINIA SAVOPOULOS    WTC:                                N/A             302-651-8563  VSAVOUPOLOS@               N/A
                             FIDUCIARY PARALEGAL                                               WILMINGTONTRUST.COM

48    BRUCE A. SPARTZ        WTC:                                N/A             302-651-1648  BSPARTZ @                  N/A
                             ASST. VICE PRESIDENT                                              WILMINGTONTRUST.COM

49    KRISTINA R. TAYLOR     WTC:                                N/A             302-651-8591  KTAYLOR@                   N/A
                             LEGAL ASSISTANT                                                   WILMINGTONTRUST.COM

                                    GROUP II:
                       OFFICERS OF THE TRUST AND THE FUND

                                    POSITIONS WITH                POSITIONS                                               QUARTERLY
                                 ADVISORY AFFILIATES              WITH THE                                                REPORTING
              NAME               & SERVICE PROVIDERS           TRUST & THE FUND   PHONE NUMBERS         E:MAIL              FORM
      --------------------  -------------------------------  -------------------  -------------  ----------------------  ----------
--    ROBERT J. CHRISTIAN   INTERESTED DIRECTOR, PRESIDENT,  INTERESTED TRUSTEE,  302-651-8377   RCHRISTIAN@             SCHEDULE C
      (See Group I)         CHIEF EXECUTIVE OFFICER          PRESIDENT AND CEO                   WILMINGTONTRUST.COM
                            & PORTFOLIO MANAGER OF RSMC

--    ERIC K. CHEUNG        INTERESTED DIRECTOR,             VICE PRESIDENT       302-651-1769   ECHEUNG@
      (see Group I)         VICE PRESIDENT                                                       WILMINGTONTRUST.COM     SCHEDULE C
                            & PORTFOLIO MANAGER OF RSMC

--    JOSEPH M. FAHEY, JR.  INTERESTED DIRECTOR,             VICE PRESIDENT       302-651-1904   JFAHEY@
      (see Group I)         VICE PRESIDENT, SECRETARY                                            WILMINGTONTRUST.COM     SCHEDULE C
                            & PORTFOLIO MANAGER OF RSMC

--    JOHN R. GILES         VICE PRESIDENT OF WTC            VICE PRESIDENT       302-651-8392   JGILES@                 SCHEDULE C
      (see Group I)                                          AND CFO                             WILMINGTONTRUST.COM

50    FRED FILOON           SENIOR VICE PRESIDENT            VICE PRESIDENT                                              SUBJECT TO
                            & PORTFOLIO MANAGER OF                                                                       CRM'S CODE
                            CRAMER ROSENTHAL McGLYNN, LLC                                                                OF ETHICS

51    PAT COLLETTI          VICE PRESIDENT                   VICE PRESIDENT       302-791-4007   PAT.COLLETTI @PFPC.COM  SUBJECT TO
                            OF PFPC INC.                     & TREASURER                                                 PFPC'S
                                                                                                                         CODE OF
                                                                                                                         ETHICS

--    LEAH M. ANDERSON      ASSISTANT VICE PRESIDENT,        SECRETARY            302-651-8344   LANDERSON@              SCHEDULE C
      (See Group I)         WTC                                                                  WILMINGTONTRUST.COM

                                                                      APPENDIX E

                    PERSONS DESIGNATED TO SOLICIT AND REVIEW
                             CODE OF ETHICS REPORTS

                                          POSITION(S)              PHONE
       NAME                                WITH WTC                NUMBER                         E:MAIL
-------------------             -----------------------------   ------------          -------------------------------
DEBORAH ANN POTTER              MUTUAL FUND COMPLIANCE          302-651-1248          DPOTTER@WILMINGTONTRUST.COM
                                OFFICER *

CHARLOTTA NILSSON               MUTUAL FUND REGULATORY ADMIN.   302-651-8331          CNILSSON@WILMINGTONTRUST.COM

VIRGINIA SAVOPOULOS             COMPLIANCE PARALEGAL            302-651-8563          VSAVOPOULOS@WILMINGTONTRUST.COM

* MS. POTTER ALSO SERVES AS THE COMPLIANCE DESIGNEE OF THE TRUST, THE FUND AND THE CLOSED END FUND.

                             PERSONS AUTHORIZED TO:

                  1. Approve Pre-clearance of Personal Trades;
     2. Consider Requests to Trade through non-WBS Brokerage Accounts; and
                          3. Resolve Trading Violations

                                        POSITION(S)                   PHONE
        NAME                              WITH WTC                    NUMBER                        E:MAIL
--------------------             --------------------------        ------------         ------------------------------
ROBERT J. CHRISTIAN              SR. VICE PRESIDENT & CHIEF        302-651-1248         RCHRISTIAN@WILMINGTONTRUST.COM
                                 INVESTMENT OFFICER

JOHN R. GILES                    VICE PRESIDENT                    302-651-             JGILES@WILMINGTONTRUST.COM

MARILYN TALMAN, ESQ.             VICE PRESIDENT                    302-651-8563         MTALMAN@WILMINGTONTRUST.COM
                                 AND COUNSEL

                                                                      APPENDIX F

                 PROHIBITED TRANSACTIONS - REPORTABLE VIOLATIONS

                                                                                                        ALL
                            * TRADING RESTRICTIONS                                                ACCESS PERSONS
-----------------------------------------------------------------------------------               --------------
DISCLOSE, TRADE OR OTHERWISE OFFER OR COMMUNICATE MATERIAL OR NON-PUBLIC
INFORMATION REGARDING ANY ACTIVITY ENGAGED IN OR CONTEMPLATED BY A SERIES.                               X

SEEK ANYTHING OF VALUE, OTHER THAN AN OCCASIONAL MEAL, TICKETS TO SPORTING EVENTS,
ETC., OR HOLIDAY GIFT.                                                                                   X

PURCHASE OR SELL A COVERED SECURITY  THAT IS BEING CONSIDERED FOR PURCHASE OR SALE
BY A SERIES.                                                                                             X

PURCHASE OR SELL A COVERED SECURITY  THAT IS CURRENTLY BEING PURCHASED OR SOLD BY
A SERIES.                                                                                                X

BUY OR SELL A COVERED SECURITY  WITHN 7 CALENDAR DAYS BEFORE OR AFTER A SERIES
TRADES IN THAT SECURITY.                                                                                 X

ACQUIRE BENEFICIAL OWNERSHIP IN AN IPO.                                                                  X

PURCHASE PART OF A LIMITED OFFERING AND/OR PRIVIATE PLACEMENT WITHOUT PRIOR
APPROVAL FROM COMPLIANCE PERSONNEL.                                                                      X

"SHORT-SWING PROFITS" - PROFIT IN THE PURCHASE AND SALE, OR SALE AND PURCHASE, OF
THE SAME SECURITY WITHIN60 DAYS WITHOUT PRIOR APPROVAL FROM COMPLIANCE PERSONNEL.                        X

SERVE ON THE BOARD OF ANY COMPANY WITHOUT PRIOR APPROVAL FROM COMPLIANCE PERSONNEL.                      X

* REFER TO CODE OF ETHICS FOR SPECIFIC DETAILS.

                                                                      APPENDIX G

                    REPORTING REQUIREMENTS FOR CATEGORIES OF
                                "ACCESS PERSONS"

Interested Trustee               of     Trust, the Fund and the Closed End Fund employed by RSMC and/or WTC
Interested Director              of     RSMC
Officer                          of     Trust, the Fund and the Closed End Fund employed by RSMC and/or WTC
Interested Trustee or Officer    of     Trust, the Fund and the Closed End Fund employed by CRM, Roxbury or PFPC
Other "Access Persons"           of     Trust, Fund, the Closed End Fund, RSMC and/or WTC

                                  IF YOU ARE AN

Interested Trustee employed by RSMC/WTC;         Interested Trustee or Officer
      Interested Director of RSMC;                  employed by CRM, Roxbury
    Officer employed by RSMC/WTC; and                       or PFPC
  any other Designated "Access Persons"
       of Trust, Fund, RSMC & WTC

                                YOU MUST PROVIDE:

       INITIAL HOLDINGS REPORTS                    QUARTERLY PERSONAL
            (Schedule "A")                  SECURITIES TRANSACTION REPORTING
[X] Due within 10 days of becoming  [X] through your Employer's Compliance Dept.
          an "Access Person"

           and

            QUARTERLY TRANSACTIONS REPORTS
                    (Schedule "C")
[X] Due within 10 days of each Calendar Quarter-End

                    and

     ANNUAL HOLDINGS REPORTS & CERTIFICATION
                 (Schedule "B")
[X]  Due within 10 days of Calendar Year-End

                                                                      SCHEDULE A

                      RODNEY SQUARE MANAGEMENT CORPORATION
                                       AND
                            WILMINGTON TRUST COMPANY

                                 CODE OF ETHICS
                             INITIAL HOLDINGS REPORT

To the Compliance Designee/Officer:

1.    I hereby agree and acknowledge the following:

      a. I have received of a copy of the Code of Ethics (the "Code") of Rodney Square Management Corporation and Wilmington Trust Company;

      b. I have read and understand the Code and recognize that I am subject thereto in my capacity as a designated "Access Person;"

      c. I fully understand my responsibilities under the Code and agree to comply with all applicable trading restrictions and reporting requirements; and

      d. I understand the sanctions that may be imposed for trading violations and/or failure to file timely reports, including review by the appropriate Board of Trustees.

2. Except as noted below, I hereby certify that I have no knowledge of the existence of any personal conflict of interest relationship which may involve WT Investment Trust I (the "Trust"), WT Mutual Fund (the "Fund") or Wilmington Low Volatility Fund of Funds (the "Closed End Fund"), such as any economic relationship between my transactions and securities held or to be acquired by the Trust, the Fund or the Closed End Fund any of its respective Series.

3. As of the date below I had a direct or indirect Beneficial Ownership interest in the following securities:

       Title/Name and                Number of Shares        Type of Interest
Full Description of Securities     and Principal Amount    (Direct or Indirect)
------------------------------     --------------------    --------------------

[ ] By checking this box, I hereby certify that all ______ or part______ of my trading information otherwise reportable above is included instead on the attached statement(s) from the financial institution(s) listed on the next page.

4. As of the date below, the following is a list of all brokers, dealers or banks with whom I maintain an account in which securities are held for my direct or indirect benefit:

     Name and Address of Firm,          Account     Type of Interest
Contact Person, and Telephone Number     Number   (Direct or Indirect)
------------------------------------    -------   --------------------

Date:__________________                Signature:_______________________________
                                       Print Name:______________________________
                                       Title:___________________________________
                                       Employer's Name:_________________________

                                                                      SCHEDULE B

                      RODNEY SQUARE MANAGEMENT CORPORATION
                                       AND
                            WILMINGTON TRUST COMPANY

                                 CODE OF ETHICS
                             ANNUAL HOLDINGS REPORT

To the Compliance Designee/Officer:

1.    I hereby agree and acknowledge the following:

      a. I have received the current version of the Code of Ethics (the "Code") of Rodney Square Management Corporation and Wilmington Trust Company;

      b. I have read and understand the Code and recognize that I am subject thereto in my capacity as a designated "Access Person;"

      c. I fully understand my responsibilities under the Code and agree to continue compliance with all applicable trading restrictions and reporting requirements; and

      d. I understand the sanctions that may be imposed for trading violations and/or failure to file timely reports, including review by the appropriate Board of Trustees.

2. I hereby certify that, during the year ended December 31, ______, I have complied with all provisions of the Code and I have reported all securities transactions required to be reported pursuant to the Code.

3. Except as noted below, I hereby certify that I have no knowledge of the existence of any personal conflict of interest relationship which may involve WT Investment Trust I (the "Trust"), WT Mutual Fund (the "Fund") or Wilmington Low Volatility Fund of Funds (the "Closed End Fund"), such as any economic relationship between my transactions and securities held or to be acquired by the Trust, the Fund or the Closed End Fund or any of its respective Series.

4. As of December 31, _____, I had a direct or indirect Beneficial Ownership interest in the following securities:

       Title/Name and                Number of Shares        Type of Interest
Full Description of Securities     and Principal Amount    (Direct or Indirect)
------------------------------     --------------------    --------------------

[ ]By checking this box, I hereby certify that all ____ or part____ of my trading information otherwise reportable above is included instead on the attached statement(s) from the financial institution(s) listed on the next page.

5. As of December 31, _____, the following is a list of all brokers, dealers, or banks with which I maintain an account in which securities are held for my direct or indirect benefit:

     Name and Address of Firm,          Account     Type of Interest
Contact Person, and Telephone Number     Number   (Direct or Indirect)
------------------------------------    -------   --------------------

Date:__________________                Signature:_______________________________
                                       Print Name:______________________________
                                       Title:___________________________________
                                       Employer's Name:_________________________

                                                                      SCHEDULE C

                      RODNEY SQUARE MANAGEMENT CORPORATION
                                       AND
                            WILMINGTON TRUST COMPANY

                    QUARTERLY SECURITIES TRANSACTIONS REPORT

For the Calendar Quarter Ended:______________

To the Compliance Designee/Officer:

      During the quarter referred to above, I have reviewed all transactions that were effected by me or on my behalf, in securities of which I had, or by reason of such transaction acquired, direct or indirect Beneficial Ownership. Accordingly, in compliance with the required reporting pursuant to the current Code of Ethics (the "Code") adopted by Rodney Square Management Corporation and Wilmington Trust Company, I hereby certify that:

      [ ] There are no additions to or deletions from my previously reported list of established accounts with financial institutions and there are no transactions outside of the duplicate account statements that have been provided to date.

      [ ] The following transactions are reportable and do not appear on the duplicate account statements that have been provided.

    TITLE/NAME &
  FULL DESCRIPTION
    OF SECURITY
INCLUDE INTEREST RATE
AND MATURITY DATE FOR                    NUMBER OF    PRINCIPAL AMOUNT
   DEBT SECURITIES.             BUY,       SHARES      OF TRANSACTION     PRICE AT WHICH   FINANCIAL FIRM  PRE-CLEARANCE
   (Do not include             SELL,    (FOR EQUITY      (FOR DEBT       TRANSACTION WAS      EXECUTING       RECEIVED
   ticker symbols.)     DATE   OTHER    SECURITIES)     SECURITIES)          EFFECTED           TRADE         (YES/NO)
---------------------   ----   -----    -----------   ----------------   ---------------   --------------  -------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

      [ ] My established accounts with financial institutions have changed and the current complete list is set forth below.

NAME OF FINANCIAL INSTITUTION     TELPHONE NUMBER      ACCOUNT      DATE ACCOUNT
  (BROKER, DEALER OR BANK)        & CONTACT PERSON      NUMBER    WAS ESTABLISHED
-----------------------------     ----------------     -------    ----------------

----------------------------------------------------------------------------------

----------------------------------------------------------------------------------

----------------------------------------------------------------------------------

----------------------------------------------------------------------------------

      This report (i) excludes transactions with respect to which I had no direct or indirect influence or control, (ii) excludes other transactions not required to be reported, and (iii) is not an admission that I have or had any direct or indirect Beneficial Ownership in the securities listed above.

      As confirmation that I have read and understand my personal trading restrictions and related reporting responsibilities under the current Code and recognizing that I am subject thereto as a designated "Access Person," I further certify that, except as noted above, I have no knowledge of the existence of any personal conflict of interest relationship which may involve WT Investment Trust I (the "Trust"), WT Mutual Fund (the "Fund") or Wilmington Low Volatility Fund of Funds (the "Closed End Fund"), such as the existence of any economic relationship between my transactions and securities held or to be acquired by the Trust, the Fund, the Closed End Fund or any of its respective Series.

      I hereby agree that if you have not received copies of appropriate periodic statements for the accounts listed herein or on a previous Transactions Report, you are authorized to obtain such documents directly from each listed financial institution and such firm is hereby authorized to release such documents to the Compliance Designee of the Trust, the Fund and the Closed End Fund.

Date:________________________             Signature: __________________________

Print Name:______________________         Title: ______________________________

                                          Employer's Name: ____________________

                                                                      SCHEDULE D

                             ~ PRE-CLEARANCE FORM ~
        REQUEST FOR APROVAL TO EXECUTE A PERSONAL SECURITIES TRANSACTION

Part I: To be completed by Access Person for each contemplated trade.

1.       Date of Request            __________________
2.       Name of Access Person      ______________________________________
3.       Name of Security/Issuer    ______________________________________
4.       Type of Security           ______________________________________
5.       Purchase or Sale           [ ] Buy           [ ] Sell
6.       Is this a New Issue?       [ ] No            [ ] Yes
7.       Security I.D.              CUSIP______________   TICKER_____________
8. Have you Purchased or Sold Securities of the same Issuer within the past 60 Calendar Days?
         [ ] No   [ ] Yes            Details ___________________________________
9.       Name of Broker-Dealer or Financial Institution ________________________

Access Person's Certification: "I have read and understand the current version of the Code of Ethics and I believe the transaction as proposed will comply fully with the provisions of such Code."

Signature ___________________________         Position _________________________

Part II: To be completed by appropriate Compliance Personnel.

1. Is there a pending or anticipated transaction in this security by a Series directly advised by RSMC?
         [ ]No     [ ]Yes       Details ________________________________________

2. Has a RSMC-advised Series executed a transaction in this Security within the past seven days?
         [ ]No     [ ]Yes       Details ________________________________________

3.       Does the market capitalization of the company's stock exceed $5 billion?
         [ ]No     [ ]Yes       Details ________________________________________

4.       Transaction Approved
         [ ]No                  Reason _________________________________________
         [ ]Yes                 Approval Expiration Date _______________________

Notes/Comments: ________________________________________________________________
                ________________________________________________________________

Name     ________________________________________    Date: _________________
         Compliance Personnel

                                                                      SCHEDULE E

                  ~ BROKERAGE ACCOUNT WAIVER APPLICATION FORM ~
          REQUEST FOR APPROVAL TO OPEN/MAINTAIN A TRADING ACCOUNT WITH
             A FIRM OTHER THAN WILMINGTON BROKERAGE SERVICES COMPANY

      The Code of Ethics requires that all discretionary personal securities transactions made by or on behalf of Wilmington Trust employees who have been designated as Access Persons under the Code be executed through Wilmington Brokerage Services Company accounts. This restriction applies to all accounts over which the Access Person has trading discretion, and/or benefits directly or indirectly from, including any account for a dependent or affiliate person. This restriction applies to all existing active accounts and any new accounts that have been opened, or may be opened.

      A waiver may be granted only for compelling reasons, and each request will be considered on a case-by-case basis. Please submit this form prior to placing a trade through any brokerage account or trading platform with any firm other than Wilmington Brokerage Services Company.

Date:                  ___________________________

Name of Access Person: ___________________________

Account for which Waiver is Requested:

Existing Account [ ]     New Account [ ]

Name(s) on Account Registration _________________________________
Brokerage Firm                  _________________________________
Account Number                  _________________________________
Relationship of Account Holder if other than Access Person _____________________

A copy of the most recent account statement/confirmation must be attached hereto. [ ]

Reasons(s) for Request to Execute Trades through this Account:

________________________________________________________________________________
This application is approved [ ] declined [ ] for the following reason(s):

Name ________________________________________        Date: _________________
     Compliance Personnel